FDP SERIES, INC.
Marsico Growth FDP Fund
(the “Fund”)

     Supplement dated October 9, 2015
to the Prospectus dated September 28, 2015

Effective immediately, the following changes are made to the Fund’s Prospectus:

The section in the Prospectus entitled “Fund Overview — Key Facts About Marsico Growth FDP Fund —Portfolio Managers” is deleted in its entirety and replaced with the following:

Portfolio Managers

Name	Portfolio Manager of the Fund Since	Title
Thomas F. Marsico	2005	Founder, Chief Executive Officer and Chief Investment Officer of Marsico Capital Management, LLC
Coralie Witter, CFA	2010	Portfolio Manager and Senior Analyst of Marsico Capital Management, LLC

The section in the Prospectus entitled “Details About the Funds — How Each Fund Invests — About the Portfolio Management of the Marsico Fund” is deleted in its entirety and replaced with the following:

ABOUT THE PORTFOLIO MANAGEMENT OF THE MARSICO FUND
The Marsico Fund is managed by a team of financial professionals. Thomas F. Marsico and Coralie Witter,CFA are the co-portfolio managers and are jointly and primarily responsible for the day-to-day management of the Fund. Please see “Management of the Funds — Portfolio Manager Information” for additional information about the portfolio managers.

The third paragraph and accompanying table in the section of the Prospectus entitled “Management of the Funds — Portfolio Manager Information” is deleted in its entirety and replaced with the following:

The Marsico Fund is managed by a team of investment professionals. Thomas F. Marsico and Coralie Witter are the co-portfolio managers and are jointly and primarily responsible for the day-to-day management of the Fund.

Portfolio Manager	Primary Role	Since	Title and Recent Biography
Thomas F. Marsico	Responsible for the day to day management of the Fund’s portfolio, including setting the Fund’s overall investment strategy and overseeing the management of the Fund.	2005	Founder, Chief Executive Officer and Chief Investment Officer of Marsico Capital Management, LLC (“Marsico”) since 1997.
Coralie Witter, CFA	Responsible for the day to day management of the Fund’s portfolio, including setting the Fund’s overall investment strategy and overseeing the management of the Fund.	2010	Portfolio Manager at Marsico since 2010; Senior Analyst at Marsico since 2004.

Shareholders should retain this Supplement for future reference.

PR-FDP-1015SUP